UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2003

ESS TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

0-26660
(Commission File Number)

CALIFORNIA	94-2928582
(State or other jurisdiction of	(I.R.S. Employer
incorporation)	Identification No.)

48401 FREMONT BOULEVARD

FREMONT, CALIFORNIA 94538
(Address of principal executive offices, with zip code)

(510) 492-1088

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press Release dated June 12, 2003.

Item 9. Regulation FD Disclosure.

     On June 12, 2003, ESS Technology, Inc. (the “Company”) issued a press release, announcing the signing of a worldwide license agreement with MediaTek, Inc. of Taiwan and the settlement of all litigation with MediaTek, Inc. A copy of the press release is filed as an exhibit to this Current Report on Form 8-K.

     The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 9 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESS TECHNOLOGY, INC.

	By:	/s/ ROBERT L. BLAIR

Robert L. Blair President and Chief Executive Officer
Dated: June 12, 2003

EXHIBIT INDEX

99.1	Press Release dated June 12, 2003.